Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Supplement dated October 6, 2016 to the Prospectus of

Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund

(the “Funds”) dated September 1, 2016 (the “Prospectus”)

Changes to the Funds’ Portfolio Management Team

Effective September 19, 2016, Ms. Stephanie Nomura, Vice President and Senior Portfolio Manager has joined the portfolio management team that is jointly and primarily responsible for the day-to-day management of the Funds.  Additionally, effective September 16, 2016, Ms. Yvonne Lim Warren is no longer a member of the portfolio management team that is jointly and primarily responsible for the day-to-day management of the Funds.  Accordingly, the Prospectus is revised as follows:

•                  The Sections entitled “Portfolio Managers” on pages 4 and 8 of the Prospectus are hereby amended to delete information for Yvonne Lim Warren and replace with the following information for Stephanie Nomura:

Stephanie Nomura, Vice President and Senior Portfolio Manager, has been a portfolio manager of the Fund since 2016.

•                  The Section entitled “Portfolio Managers” on page 13 of the Prospectus is hereby amended to delete information for  Yvonne Lim Warren and replace with the following information for Stephanie Nomura:

Stephanie Nomura, is responsible for the day-to-day management of the Funds.  Ms. Nomura, Vice President and Senior Portfolio Manager, joined Bank of Hawaii on September 16, 2016. Ms. Namura has over fifteen years of experience in municipal bond portfolio management, most recently with First Hawaiian Bank for eight years. Prior to that, she was at Oakwood Capital Management in Los Angeles.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FUNDVANTAGE TRUST

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Supplement dated October 6, 2016 to the Statement of Additional Information of
Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund

(the “Funds”) dated September 1, 2016 (the “SAI”)

The information in this Supplement contains new and additional information beyond that in the SAI and should be read in conjunction with the SAI.

PORTFOLIO MANAGERS

The management of the Funds is the responsibility of a group of investment professionals employed by the Adviser. The information provided below supplements the information provided in the Prospectus under the heading “Portfolio Managers” with respect to the investment professionals responsible, either individually or jointly, for the day-to-day management of each of the Funds, including information regarding:

(i)                   “Other Accounts Managed.” Other accounts managed by the Portfolio Managers as of September 30, 2016;

(ii)                “Material Conflicts of Interest.” Material conflicts of interest identified by the Adviser that may arise in connection with the Portfolio Managers’ management of a Fund’s investments and investments of other accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Fund and other accounts managed by the portfolio manager. Additional conflicts of interest may potentially exist or arise that are not discussed below;

(iii)             “Compensation.” A description of the structure of, and method used to determine the compensation received by the Funds’ Portfolio Managers from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts as of September 30, 2016; and

(iv)            “Ownership of Securities.” Information regarding the Portfolio Managers’ dollar range of equity securities beneficially owned in the Funds as of September 30, 2016.

Other Accounts Managed: The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Stephen K. Rodgers, Janet Katakura and Stephanie Nomura, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees, as of September 30, 2016.

Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets (millions)	Number of Accounts Managed subject to a Performance Based Advisory Fee	Total Assets Managed subject to a Performance Based Advisory Fee (millions)
Stephen K. Rodgers
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0
Janet Katakura
Registered Investment Companies:	1	$781	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	52	$431	0	$0
Stephanie Nomura
Registered Investment Companies:	1	$781	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	16	$39	0	$0

Material Conflicts of Interest. Potential conflicts may arise out of: (a) a Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation of investment opportunities among a Portfolio Manager’s accounts with the same strategy.

Each Portfolio Manager may oversee funds and/or accounts managed under similar strategies and objectives. Potential conflicts of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.

Compensation paid by the clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. A potential conflict may arise when a Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Generally, compensation is computed as a percentage of assets under management for the client.

Generally speaking, there are no situations where the Funds’ opportunities or the execution of their investment programs (e.g., purchases and sales) may be compromised or limited by the investments of other clients. There may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of a Fund’s investment program, but this affects all accounts sharing the same investment strategy. In such situations, the Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and compliance procedures.

Compensation.

The portfolio managers are employed and compensated by BOH, and not the Funds. Under BOH’s compensation program, a portfolio manager’s incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH’s management in the case of separate accounts. This compensation program is intended to align the portfolio manager’s level of expertise relative to the success of those funds and accounts. BOH’s overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

Like all employees of BOH, the portfolio managers are eligible to participate in BOH’s Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant’s 401(k) savings contributions) and BOH fixed contribution. If the portfolio manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the portfolio manager. The compensation structure of the other Trusts and accounts managed by the portfolio manager is the same as the compensation structure of the Funds.

Ownership of Securities. As of September 30, 2016, no portfolio manager beneficially owned equity securities in the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.